VOYA SEPARATE PORTFOLIOS TRUST

Voya Target In-Retirement Fund

(the “Fund”)

Supplement dated October 22, 2019

to the Fund’s Class A, Class I, Class R, Class R6, and Class T shares Prospectus dated September 30, 2019

(the “Prospectus”)

Effective immediately, the Fund’s Prospectus is revised as follows:
1.

The table in the section entitled “Annual Fund Operating Expenses” of the Fund’s Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses[2]

Expenses you pay each year as a % of the value of your investment

Class		A	I	R	R6	T
Management Fees	%	0.40	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	0.50	None	0.25
Other Expenses	%	0.08	0.04	0.08	0.03	0.08
Acquired Fund Fees and Expenses[3]		0.07	0.07	0.07	0.07	0.07
Total Annual Fund Operating Expenses[4]	%	0.80	0.51	1.05	0.50	0.80
Waivers and Reimbursements[5]	%	None	None	None	(0.01)	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.80	0.51	1.05	0.49	0.80

2.	The table in the section entitled “Expense Example” of the Fund’s Prospectus is deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$652	816	994	1,508
I	Sold or Held	$52	164	285	640
R	Sold or Held	$107	334	579	1,283
R6	Sold or Held	$50	159	279	627
T	Sold or Held	$330	499	683	1,215

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED OCTOBER 18, 2019